UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                ____________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 27, 2004

         ___________________________________________________________

                                  IGI, INC.
             (Exact Name of Registrant as Specified in Charter)

         ___________________________________________________________

          Delaware                 001-08568              01-0355758
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)           File Number)      Identification Number)

                             105 Lincoln Avenue
                           Buena, New Jersey 08310
             (Address of Principal Executive Offices) (Zip Code)

                               (856) 697-1441
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      On October 27, 2004, IGI issued a press release announcing the signing of a letter of intent for Senetek PLC to acquire IGI in a stock-for-stock transaction in which Senetek shareholders would receive 60% of the shares of a newly formed holding company and IGI shareholders would receive 40%. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

            99.1   IGI, Inc. Press Release dated October 27, 2004.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IGI, INC.

                                       By: /s/ Frank Gerardi
                                           ---------------------------
                                           Frank Gerardi
                                           Chairman & Chief Executive
                                           Officer

Date:  October 28, 2004

                                EXHIBIT INDEX
                                -------------

Exhibit
Number     Description
-------    -----------

99.1       IGI, Inc. Press Release dated October 27, 2004.


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